AFL-CIO Housing Investment Trust in Michigan Since Inception (1984-2018)

Since inception, the AFL-CIO Housing Investment Trust has invested $95.0 million and its subsidiary Building America CDE has awarded $8.5 million in tax credits to help finance 14 projects with total development investment of $142.1 billion. These projects have built or preserved nearly 2,450 housing and healthcare units and created an estimated 1.7 million hours of union construction work*.

	Project Name	Location	Total Units	Commitment	Total Dev. Cost
1	Windemere Park Apartments	Ann Arbor	480	$26,374,000	$29,011,400
2	Detroit Manufacturing Systems**	Detroit	—		$36,928,000
3	Anglin Extended Care	Detroit	180	$5,197,400	$5,717,140
4	Historic New Center Apts.	Detroit	104	$2,040,000	$2,244,000
5	Opa Locka	Detroit	328	$10,000,000	$11,000,000
6	Lafayette East	Detroit	480	$13,714,100	$15,237,889
7	Detroit Home Repair Program	Detroit	4	$246,000	$430,490
8	Detroit Home Repair Program 2	Detroit	5	$660,114	$694,857
9	Arbor Woods Mobile Home Park	Farmington Hills	214	$3,627,300	$3,990,030
10	Village Green on Lake St. Clair	Macomb	222	$10,340,900	$11,374,990
11	Wexford Townhouses of Novi	Novi	128	$8,846,400	$9,731,040
12	American House at Carpenter	Pittsfield Township	102	$5,641,300	$6,205,430
13	Beechwood Manor Home for the Aged	St. Clair Shores	98	$3,042,200	$3,346,420
14	Westland Board & Care	Westland	103	$5,265,000	$6,194,118
	TOTAL		2,448	$94,994,714	$142,105,804

Detroit Home Repair Program Detroit	Beechwood Manor Home for the Aged St. Clair Shores

*

Figures provided by Pinnacle Economics are estimates calculated using an IMPLAN input-output model based on HIT and subsidiary Building America project data. Data current as of December 31, 2018. Since inception dates from 1984-2018.

**

Building America, a subsidiary of the HIT, provided financing for one project through the allocation of $8.5 million in New Markets Tax Credits.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

JANUARY 2019